UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 6, 2018
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On November 6, 2018, Surmodics, Inc. (the “Company”) issued a press release regarding the 12-month data from the PREVEIL early feasibility study (“EFS”) of the Company’s SurVeil® drug-coated balloon.  The data were presented at the Vascular Interventional Advances (VIVA) 2018 conference in Las Vegas.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.  Additionally, a copy of the presentation is furnished as Exhibit 99.2 to this Current Report.

The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under Section 18.  Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 6, 2018.

99.2
Presentation entitled, “PREVEIL DCB Feasibility Study, A Prospective, Multi-Center, Single-Arm Trial to Assess the Safety and Feasibility of the Surmodics SurVeil Drug-Coated Balloon in the Treatment of Subjects with De Novo Lesions of the Femoropopliteal Artery”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: November 6, 2018	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, Legal and Human Resources,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 6, 2018.

99.2
Presentation entitled, “PREVEIL DCB Feasibility Study, A Prospective, Multi-Center, Single-Arm Trial to Assess the Safety and Feasibility of the Surmodics SurVeil Drug-Coated Balloon in the Treatment of Subjects with De Novo Lesions of the Femoropopliteal Artery”